Exhibit 99.2

LOWE'S Q4 2018 RESULTS

"Overall, we are pleased with the progress we are making in our business. Most of the intense work over the past six months to transform our company has been in preparation for an improved spring season and fiscal 2019. Therefore, we are encouraged by an improved comparable sales progression through the fourth quarter, culminating in U.S. home improvement comp growth of 5.8% in January. Although we have remaining work to do, we are pleased with the results we are seeing in early spring categories which is evidence that we are focused on the right actions at this stage of our transformation."

- Marvin R. Ellison, Lowe's president and CEO

FINANCIAL HIGHLIGHTS

$15.6B IN SALES +1.0%

+2.4% U.S. HOME IMPROVEMENT COMP SALES

31.30% GROSS MARGIN -74 basis points

WE RETURNED **$916 MILLION** TO OUR SHAREHOLDERS THROUGH DIVIDENDS AND SHARE REPURCHASES

(3.63%) OPERATING MARGIN -1,071 basis points

6.44% ADJ. OPERATING MARGIN[1,2] -106 basis points

($1.03) DILUTED LOSS PER SHARE -254.4%

$0.80 ADJ. DILUTED EPS[1,3] +8.1%

1 Adjusted Diluted EPS and Adjusted Operating Margin are non-GAAP financial measures. Refer to lowes.com/investor for a reconciliation of non-GAAP measures.

2 4Q 2017 Operating Margin was 7.08% and Adj. Operating Margin was 7.50%.

3 4Q 2017 Diluted EPS was $0.67 and Adj. Diluted EPS was $0.74.

COMPARABLE SALES SUMMARY

TRANSACTIONS/TICKET

COMP TRANSACTIONS -0.6%

COMP AVERAGE TICKET +2.3%

LOWE'S ProServices ABOVE COMPANY AVERAGE

LOWES.COM SALES GROWTH +11%

TICKET SIZE



>$500
3.6%
$50-500
0.6%
<$50
-0.3%

MONTHLY COMP PERFORMANCE



2018
2017
0.3%
1.1%
0.8%
7.7%
4.8%
3.4%
NOVEMBER
DECEMBER
JANUARY

PRODUCT CATEGORY PERFORMANCE

Positive comps in **8** of **11** product categories

ABOVE COMPANY AVERAGE

- LAWN & GARDEN
- APPLIANCES
- TOOLS & HARDWARE
- LUMBER & BUILDING MATERIALS
- PAINT



Positive comps in **11** of 14 regions

PROGRESS AGAINST INITIATIVES

- Delivered better customer service resulting in improved customer satisfaction scores from both DIY and Pro customers.
- Successful Merchandising Service Team pilot.
- Implementing retail fundamentals framework driving improved performance in Paint and early spring categories.
- Strong customer response to Craftsman with market share gains in each Craftsman category.
- Investing in job lot quantities to better meet Pro customer needs.

Q1 2017 EARNINGS CALL RECONCILIATION OF NON-GAAP MEASURES

Q4 2018 EARNINGS CALL NON-GAAP MEASURES Management uses certain non-GAAP financial measures, as further outlined in the following slides, because it considers them to be important supplemental measures of the Company’s performance. Management also believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company’s financial and operating performance. These non-GAAP financial measures should not be considered alternatives to, or more meaningful indicators of, the Company’s earnings per common share, operating margin, or other financial measures as prepared in accordance with GAAP. The Company’s methods of determining these non-GAAP financial measures may differ from the methods used by other companies for these or similar non-GAAP financial measures. Accordingly, these non-GAAP financial measures may not be comparable to measures used by other companies. 2

Q4 2018 EARNINGS CALL NON-GAAP MEASURES Adjusted Operating Margin / Adjusted Diluted Earnings Per Share For the quarter ended February 1, 2019, we have presented Adjusted Operating Margin and Adjusted Diluted Earnings Per Share to exclude the impacts of certain discrete items, as further detailed below, not contemplated in Lowe’s original Business Outlook for fiscal 2018 to assist the user in understanding performance relative to that Business Outlook and comparative performance between fiscal 2018 and fiscal 2017. • During the fourth quarter of fiscal 2018, the Company recorded $952M of goodwill impairment associated with its Canadian operations (Canadian goodwill impairment); • On August 17, 2018, the Company committed to exit its Orchard Supply Hardware operations. As a result, during the fourth quarter of fiscal 2018, the Company recognized pre-tax charges of $208 million primarily related to lease obligations (Orchard Supply Hardware charges); • On October 31, 2018, the Company committed to close 20 under-performing stores across the U.S. and 31 locations in Canada, including 27 under-performing stores. As a result, during the fourth quarter of fiscal 2018, the Company recognized pre-tax charges of $150 million, primarily associated with severance and lease obligation costs, as well as accelerated depreciation (U.S. and Canada store closure charges); • On November 20, 2018, the Company announced its plans to exit retail operations in Mexico and is exploring strategic alternatives. As a result, during the fourth quarter, the Company recognized $222 million of impairment (Mexico impairment charges); • During the third quarter of fiscal 2018, the Company identified certain non-core activities within its U.S. home improvement business to exit, including Iris Smart Home. As a result, during the fourth quarter of fiscal 2018, the Company recognized pre-tax charges of $32 million associated with inventory write-down, severance obligations and other costs (Non-core activities charges), and; • During the fourth quarter of fiscal 2018, the Company recorded pre-tax charges of $13 million, associated with severance costs due to the elimination of the Project Specialists Interiors position (Project Specialists Interiors charge). For the quarter ended February 2, 2018, we have presented Adjusted Operating Margin and Adjusted Diluted Earnings Per Share to exclude the impacts of certain discrete items, as further detailed below, not contemplated in Lowe’s original Business Outlook for fiscal 2017 to assist the user in understanding performance relative to that Business Outlook and comparative performance between fiscal 2018 and fiscal 2017. • During the fourth quarter of 2017, the Company recognized a $66 million charge related to a one-time cash bonus to eligible hourly U.S. employees (One-time cash bonus attributable to tax reform), and; • During the fourth quarter of 2017, the Company recognized a $20 million tax charge associated with the Tax Cuts and Jobs Act of 2017 (Impact of tax reform). 3

Q4 2018 EARNINGS CALL RECONCILIATION OF NON-GAAP MEASURES The following provides a reconciliation of adjusted operating income to operating income/(loss), the most directly comparable GAAP financial measure. Three Months Ended Adjusted Operating Margin (in millions) February 1, 2019 February 2, 2018 Operating Income/(Loss), As Reported $ (567) 1,098 Canadian goodwill impairment 952 — Orchard Supply Hardware charges 208 — U.S. & Canada store closure charges 150 — Mexico impairment charges 222 — Non-core activities charges 32 — Project Specialists Interiors charge 13 — Gain from sale of interest in Australian joint venture — — One-time cash bonus attributable to tax reform — 66 Adjusted Operating Income 1,010 1,164 Operating Margin, As Reported 1 (3.63)% 7.08% Adjusted Operating Margin 2 6.44% 7.50% 1 Operating margin is defined as operating income as a percentage of sales. 2 Adjusted operating margin is defined as adjusted operating income as a percentage of sales, as reported. 4

Q4 2018 EARNINGS CALL RECONCILIATION OF NON-GAAP MEASURES The following provides a reconciliation of adjusted diluted earnings per share to diluted earnings/(loss) per common share, the most directly comparable GAAP financial measure. Three Months Ended February 1, 2019 February 2, 2018 Adjusted Diluted Earnings Per Pre-Tax Net Pre-Tax Net Share Earnings Tax Earnings Earnings Tax Earnings Diluted Earnings/(Loss) Per Share, As Reported $(1.03) $0.67 Canadian goodwill impairment 1.19 (0.03) 1.16 — — — Orchard Supply Hardware charges 0.25 (0.05) 0.20 — — — U.S. & Canada store closure charges 0.18 (0.05) 0.13 — — — Mexico impairment charges 0.28 0.01 0.29 — — — Non-core activities charges 0.04 (0.01) 0.03 — — — Project Specialists Interiors charge 0.02 — 0.02 — — — One-time cash bonus attributable to tax reform — — — 0.08 (0.03) 0.05 Impact of tax reform — — — — 0.02 0.02 Adjusted Diluted Earnings Per Share $0.80 $0.74 5

Q4 2018 EARNINGS CALL FORWARD LOOKING STATEMENTS This presentation includes includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believe”, “expect”, “anticipate”, “plan”, “desire”, “project”, “estimate”, “intend”, “will”, “should”, “could”, “would”, “may”, “strategy”, “potential”, “opportunity” and similar expressions are forward-looking statements. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, Lowe’s plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, Lowe’s strategic initiatives, including those relating to acquisitions and dispositions by Lowe’s and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as the rate of unemployment, interest rate and currency fluctuations, fuel and other energy costs, slower growth in personal income, changes in consumer spending, changes in the rate of housing turnover, the availability of consumer credit and of mortgage financing, inflation or deflation of commodity prices, recently enacted or proposed tariffs, and disruptions caused by our recent management and key personnel changes, and other factors that can negatively affect our customers, as well as our ability to: (i) respond to adverse trends in the housing industry, a reduced rate of growth in household formation, and slower rates of growth in housing renovation and repair activity, as well as uneven recovery in commercial building activity; (ii) secure, develop, and otherwise implement new technologies and processes necessary to realize the benefits of our strategic initiatives focused on omni-channel sales and marketing presence and enhance our efficiency, and otherwise successfully execute on our strategy and implement our strategic initiatives, including acquisitions, dispositions and the closing of certain stores and facilities; (iii) attract, train, and retain highly-qualified associates; (iv) manage our business effectively as we adapt our operating model to meet the changing expectations of our customers; (v) maintain, improve, upgrade and protect our critical information systems from system outages, data security breaches, ransomware and other cyber threats; (vi) respond to fluctuations in the prices and availability of services, supplies, and products; (vii) respond to the growth and impact of competition; (viii) address changes in existing or new laws or regulations that affect consumer credit, employment/labor, trade, product safety, transportation/logistics, energy costs, health care, tax, environmental issues or privacy and data protection; (ix) positively and effectively manage our public image and reputation and respond appropriately to unanticipated failures to maintain a high level of product and service quality that could result in a negative impact on customer confidence and adversely affect sales; and (x) effectively manage our relationships with selected suppliers of brand name products and key vendors and service providers, including third party installers. In addition, we could experience impairment losses and other charges if either the actual results of our operating stores are not consistent with the assumptions and judgments we have made in estimating future cash flows and determining asset fair values, or we are required to reduce the carrying amount of our investment in certain unconsolidated entities. With respect to acquisitions and dispositions, potential risks include the effect of such transactions on Lowe’s and the target company’s or operating business’s strategic relationships, operating results and businesses generally; our ability to integrate or divest personnel, labor models, financial, IT and other systems successfully; disruption of our ongoing business and distraction of management; hiring additional management and other critical personnel; increasing or decreasing the scope, geographic diversity and complexity of our operations; significant integration or disposition costs or unknown liabilities; and failure to realize the expected benefits of the transaction. For more information about these and other risks and uncertainties that we are exposed to, you should read the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” included in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC. The forward-looking statements contained in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All such forward-looking statements are based upon data available as of the date of this presentation or other specified date and speak only as of such date. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf about any of the matters covered in this presentation are qualified by these cautionary statements and in the “Risk Factors” included in our most recent Annual Report on Form 10-K and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC. We expressly disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, change in circumstances, future events, or otherwise, except as may be required by law. 6